SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     ---------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 3, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                          COMMISSION FILE NUMBER 0-9439


             TEXAS                                     74-2157138
   (STATE OR OTHER JURISDICTION                     (I.R.S. EMPLOYER
 OF INCORPORATION OR ORGANIZATION)                 IDENTIFICATION NO.)


   1200 SAN BERNARDO, LAREDO, TEXAS                     78040-1359
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
                       -----------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.     OTHER EVENTS

      ON OCTOBER 3, 2000, INTERNATIONAL BANCSHARES CORPORATION ISSUED A NEWS RELEASE ANNOUNCING THE ACQUISITION OF A CONTROLLING INTEREST IN GULFSTAR GROUP, A HOUSTON-BASED INVESTMENT BANKING FIRM. THE NEWS RELEASE, ATTACHED HERETO AND FILED HEREWITH AS EXHIBIT 99, IS INCORPORATED HEREIN BY REFERENCE.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      C.    EXHIBITS

            THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

            (99) NEWS RELEASE OF INTERNATIONAL BANCSHARES CORPORATION DATED OCTOBER 3, 2000.

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
                                   SIGNATURES

      PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                               INTERNATIONAL BANCSHARES CORPORATION
                               (REGISTRANT)


                               BY: /s/ DENNIS E. NIXON
                                       DENNIS E. NIXON, PRESIDENT,
                                       AND CHIEF EXECUTIVE OFFICER

DATE: OCTOBER 3, 2000

                                  EXHIBIT INDEX


                                                          PAGE
        EXHIBIT NUMBER           DESCRIPTION             NUMBER
        --------------           -----------             ------
            99         NEWS RELEASE OF INTERNATIONAL       5
                       BANCSHARES CORPORATION DATED
                       OCTOBER 3, 2000.



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